Exhibit 10.3
CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED BECAUSE THE REGISTRANT HAS DETERMINED THE INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT
This First Amendment to Exclusive License Agreement (“Amendment”), effective as of May 24, 2024, (the “Amendment Effective Date”) amends the Exclusive License Agreement dated December 14, 2020 (the “License Agreement”) between Allogene Therapeutics, Inc. (“Allogene”) and Allogene Overland BioPharm (PRC) Co., Limited (“AOB PRC” or “Licensee”) (collectively the “Parties” and each a “Party”). Capitalized terms not defined herein shall have the meanings ascribed to them in the License Agreement.
WHEREAS, Allogene Overland BioPharm (CY) Limited (“AOB CY”) was formed by Allogene and Overland Pharmaceuticals (CY) Inc. (“Overland”) to enter into the License Agreement;
WHEREAS, Allogene and AOB CY entered into the License Agreement;
WHEREAS, AOB CY assigned all its rights, licenses, options and obligations under the License Agreement to Allogene Overland BioPharma (HK) Limited, (“AOB HK”);
WHEREAS, AOB HK assigned all of its rights, licenses, options and obligations under the License Agreement to AOB PRC;
WHEREAS, Overland and Allogene have agreed to combine AOB CY with Overland’s cell therapy business (the “Transaction” and such surviving, combined entity the “Company”);
WHEREAS, as partial consideration for the Transaction, the Parties have agreed to modify certain provisions of the License Agreement in accordance with the terms and conditions of this Amendment.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Allogene and Licensee hereby agree as follows:
AGREEMENT
1.    Article 1 (Definitions) of the License Agreement is amended by inserting the following new defined terms:
“Company” means the Allogene Overland Biopharm (CY) Limited, an exempted company incorporated in the Cayman Islands with limited liability.”
“Fully-diluted basis” of the Company means to include all outstanding shares and other outstanding equity securities (including options, warrants, convertible securities, and other rights to acquire the share capital of the Company), assuming all preferred shares of the Company are converted into ordinary shares at the then applicable conversion ratio as set forth in the Company’s then-effective memorandum and articles or equivalent.”

“Minimum Shares Triggering Event” shall have the meaning provided in Section 12.2(g).
“Modified Milestone Terms” shall have the meaning provided in Section 8.2.
“Modified Royalty Terms” shall have the meaning provided in Section 8.3.

2.    Schedule 1.74 (Known Third Party Obligations) is hereby amended by deleting Schedule 1.74 (Known Third Party Obligations) in its entirety and replacing it with Schedule 1.74 (Known Third Party Obligations) attached to this Amendment.

3.    Section 2.10 (Non-Compete) of the License Agreement is hereby amended by adding the following to the end of Section 2.10 (Non-Compete):
“Notwithstanding the foregoing, Allogene acknowledges and agrees Licensee and its Affiliates (for the avoidance of doubt, including Company) shall be permitted to, directly or indirectly (including in collaboration with one or more Third Parties): (a) conduct contract development and manufacturing (CDMO) business on behalf of Third Parties, provided that Licensee shall not use or disclose any Allogene Invention, Allogene Technology, Allogene Confidential Information, Joint Invention or the Allogene Platform in connection with such Third Party CDMO business, and (b) research, Develop, Commercialize, Manufacture and sell [***] or otherwise exploit [***] outside of Products, provided that any [***] researched, Developed, Commercialized, Manufactured or otherwise exploited by Licensee and its Affiliates shall not [***]; provided further that Licensee and its Affiliates are permitted to exploit [***]. For clarity, in the event the Agreement is terminated with respect to any Product, [***] shall no longer be subject to the terms of this Section 2.10 (Non-Compete), and Licensee and its Affiliates shall have the right to freely exploit [***].”
4.    Section 5.3(b) (Commercial Manufacture and Supply in the Licensee Territory) of the License Agreement is hereby amended by deleting Section 5.3(b) (Commercial Manufacture and Supply in the Licensee Territory) in its entirety and replacing it with the following:
“On a Product-by-Product basis, after [***], the Parties will jointly prepare and agree on a Manufacturing technology transfer plan. Allogene will provide technical transfer assistance pursuant to such plan. Company shall pay [***] of the costs of the technology transfer (“Tech Transfer Cost”) incurred during the period commencing from the Amendment Commencement Date and ending upon [***], including material costs and FTE costs of Allogene, and Allogene shall [***] of the Tech Transfer Cost, in each case, in accordance with such technology transfer plan. From and after [***], Company shall pay [***] of the Tech Transfer Cost incurred thereafter in accordance with such technology transfer plan. The Parties acknowledge and agree that Licensee may request, and Allogene will perform, technology transfer in to an Affiliate of Licensee; provided that Allogene will not be obligated to perform technology transfer into a Third Party not wholly controlled, directly or indirectly, by Company. For purposes of this Section 5.3(b), [***].

5.    Section 5.3 (Commercial Manufacture and Supply in the Licensee Territory) of the License Agreement is hereby amended by adding the following Section 5.3(d) (Commercial Manufacture and Supply in the Licensee Territory) to the end of Section 5.3:
“In the event of Licensee’s failure to initiate Manufacturing Technology Transfer with respect to a Product on or before [***], Allogene shall be entitled to terminate this Agreement in its entirety or with respect to the applicable Product immediately upon written notice to Licensee, and the provisions of Section 12.3 shall apply to the extent applicable.”
6.    Article 8 (Payments) of the License Agreement is amended by inserting the following immediately after Section 8.2 (Development and Regulatory Milestone Payments):

“Notwithstanding the foregoing, Schedule 8.2A to this Agreement (as amended) setting forth the modified royalty rates (the “Modified Milestone Terms”) shall apply to the Product that Licensee elects to continue pursuant to Section 12.2(g).”
Schedule 8.2A attached to this Amendment is hereby incorporated into the License Agreement by reference.
7.    Section 8.3 (Royalties) of the License Agreement is hereby amended by deleting Section 8.3 (Royalties) in its entirety and replacing it with the following:
“Royalties. On a Product-by-Product basis during the applicable Royalty Term, Licensee shall pay a flat [***] royalty to Allogene of [***] on Aggregate Annual Net Sales of the Products in the Licensee Territory in each Calendar Quarter.”
8.    Article 8 (Payments) of the License Agreement is amended by inserting the following immediately after Section 8.3 (Royalties):
“Notwithstanding the foregoing, Schedule 8.3A to this Agreement (as amended) setting forth the modified royalty rates (the “Modified Royalty Terms”) shall apply to the Product that Licensee elects to continue pursuant to Section 12.2(g).”
Schedule 8.3A attached to this Amendment is hereby incorporated into the License Agreement by reference.
9.    Section 8.5 (Third Party Payments) of the License Agreement is hereby amended by deleting Section 8.5 (Third Party Payments) in its entirety and replacing it with the following:
“Third Party Payments. Licensee shall be responsible for all Known Third-Party Obligations existing as of the Effective Date that are set forth in Schedule 1.74 (as amended), and shall make such payments directly to the applicable Third Parties to satisfy such Known Third-Party Obligations.”
10.    Section 11.1 (Ownership) of the License Agreement is hereby amended by adding the following to the end of Section 11.1(e) (Licensee’s Affiliates, Sublicensees and Subcontractors) as Section 11.1(f) (Ownership of Other IP):

“Ownership of Other IP. For the avoidance of doubt, any inventions and/or discoveries, including processes, manufacture, composition of matter, Information, methods, assays, designs, protocols, and formulas, and improvements or modifications thereof, patentable or otherwise, that are generated, developed, conceived or reduced to practice (constructively or actually) by or on behalf of Licensee, the Company or any of their respective Affiliates or (sub)licensees or subcontractors not relating to any of the Compounds and Products or Allogene Platform nor the performance of any activities under this Agreement, including all rights, title and interest in and to the intellectual property rights therein and thereto, together with all Know-How, Patents and other intellectual property rights arising therefrom, shall be solely owned by Licensee (the “Other Inventions”). For clarity, the Other Inventions shall not include any Platform Inventions, Allogene Inventions, Licensee Inventions or Joint Inventions.”
11.    Section 12.2 (Termination) is hereby amended by adding the following immediately after Section 12.2(e) (Dispute) as Section 12.2(f) (Allogene’s Termination Rights Relating to the Share Exchange Agreement):
“Allogene’s Termination Rights Relating to the Share Exchange Agreement. Without limiting the foregoing, Allogene shall be entitled to terminate this Agreement (as amended) in its entirety or with respect to any Products upon written notice to Licensee if (i) a [***] (as defined in the Share Exchange Agreement) under the Share Exchange Agreement occurs, or (ii) there is any material inaccuracy in any representation or warranty made by Overland Pharmaceuticals (CY) Inc. (or its successors or permitted assigns) in the Share Exchange Agreement, or any material breach of any covenant made by Overland Pharmaceuticals (CY) Inc. (or its successors or permitted assigns) in the Share Exchange Agreement. For the avoidance of doubt, in the case of the foregoing subclause (i) or (ii), the provisions of Section 12.3 shall apply to the extent applicable. As used herein, “Share Exchange Agreement” means the Share Exchange Agreement dated May 24, 2024 by and among Allogene, Overland Pharmaceuticals (CY) Inc. and the Company, as may be amended and/or restated from time to time.”
12.    Section 12.2 (Termination) is hereby amended by adding the following to immediately after Section 12.2(f) (Allogene’s Termination Rights Relating to the Share Exchange Agreement) as Section 12.2(g) (Automatic Termination Relating to Allogene Minimum Shares):
“Automatic Termination Relating to Allogene Minimum Shares. Without limiting the foregoing, if all of the shares held by Allogene and its Affiliates in the Company constitute [***] or less of the total shares of the Company (or its successor) on a fully-diluted basis and Allogene or its Affiliates hold [***] of Ordinary Shares issued or issuable upon the conversion of the Preferred Shares beneficially owned by Allogene or its Affiliates as of the date of this Agreement (the “Minimum Shares Triggering Event”), this Agreement shall terminate automatically, except that Licensee may, by giving Allogene written notice no later than [***] days after the first occurrence of the Minimum Shares Triggering Event, elect to continue this Agreement on the Modified Milestone Terms and the Modified Royalty Terms with respect to any Product for which Licensee and Allogene have agreed upon a Manufacturing technology transfer plan through the unanimous approval of the JSC, including the approval of Allogene’s representative(s) on the JSC. For clarity, if the JSC cannot reach an agreement on such Manufacturing technology transfer plan, such disagreement shall be referred to the Executive Officers of both Parties for resolution pursuant to Section 7.1(b)(i), but if the Executive Officers cannot resolve such matter pursuant to Section 7.1(b)(ii), neither Licensee nor Allogene shall have the right to make the final decision with respect to such Manufacturing technology transfer plan.”

13.    Licensee Additional Representation. Licensee represents and warrants to Allogene that, as of the Amendment Effective Date, Licensee has performed and complied with its obligations and covenants under the License Agreement and did not commit any breach of any provision of the License Agreement, either by itself or via any of its Affiliates.

14.    Definitions; Dispute Resolution; Miscellaneous. The terms and conditions of Article 1, Article 14 and Article 15 (excluding Section 15.9) of the License Agreement are incorporated hereby by reference mutatis mutandis.

15.    Ratification of License Agreement; No Implied Amendments. Except as specifically modified or amended hereby, all other terms and conditions of the License Agreement shall remain unchanged and in full force and effect.
{Signature page follows}

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the Amendment Effective Date.

ALLOGENE THERAPEUTICS, INC. By: /s/ David Chang Name: David Chang Title: CEO and President	ALLOGENE OVERLAND BIOPHARM (PRC) CO., LIMITED By: /s/ Ed Zhang Name: Ed Zhang Title: Director

Schedule 1.74
Known Third Party Obligations
[***]

Schedule 8.2A
Development, Regulatory and Sales Milestone Payments
8.2A    Development, Regulatory and Sales Milestone Payments. With respect to each milestone event set forth in the table below, within [***] days following the first achievement, whether by Licensee or any of Licensee’s Affiliates or Sublicensees, of the corresponding milestone event with respect to any Product, Licensee shall notify Allogene of the first such achievement, and Licensee shall pay to Allogene the corresponding non-refundable, non-creditable, one-time milestone payment within [***] days after such achievement:
BCMA Product:

Product Milestone Event	Milestone Payment (in U.S. Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CD70 Product:

Product Milestone Event	Milestone Payment (in U.S. Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

FLT3 Product:

Product Milestone Event	Milestone Payment (in U.S. Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

DLL3 Product:

Product Milestone Event	Milestone Payment (in U.S. Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Schedule 8.3A
Royalties
8.3A    Royalties. On a Product-by-Product basis during the applicable Royalty Term, Licensee shall pay tiered royalties to Allogene on incremental Aggregate Annual Net Sales of the Products in the Licensee Territory in each Calendar Quarter at the applicable rate(s) set forth below:

Increments of Aggregate Annual Net Sales of the Products	Royalty Rate
That portion of Aggregate Annual Net Sales that is less than or equal to [***]	[***]
That portion of Aggregate Annual Net Sales that is greater than [***] and less than or equal to [***]	[***]
That portion of Aggregate Annual Net Sales that is greater than [***] and less than or equal to [***]	[***]
That portion of Aggregate Annual Net Sales that is greater than [***]	[***]